LORD ABBETT INVESTMENT TRUST

High Yield Fund

Income Fund

Short Duration Income Fund

Supplement dated December 21, 2010

to the Statement of Additional Information dated April 1, 2010

1.	The following is added to the table in the subsection titled “Management of the Funds – Officers” in the statement of additional information and replaces the information previously shown for Michael S. Goldstein.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2004.

2.	The following replaces the fifth and seventh paragraphs and the rows of the table regarding the High Yield Fund, Income Fund, and Short Duration Income Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” in the statement of additional information:

Steven F. Rocco heads the team of the High Yield Fund and the other senior member is Christopher J. Towle. Messrs. Rocco and Towle are jointly and primarily responsible for the day-to-day management of the Fund.

Robert A. Lee heads the Income Fund and the Short Duration Income Fund. Assisting Mr. Lee is Andrew H. O’Brien. Messrs. Lee and O’Brien are jointly and primarily responsible for the day-to-day management of each Fund.

Other Accounts Managed+ (Number of Accounts and Total Net Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
High Yield Fund	Steven F. Rocco*	2/$12,435	0/$0	0/$0
	Christopher J. Towle	13/$15,232.3	2/$734.3	3,184**/$2,775.4**
Income Fund	Robert A. Lee	4/$6,693.7	1/$58.7	8,784/$5,363.4
	Andrew H. O’Brien	4/$6,693.7	1/$58.7	46/$2,741.3
Short Duration Income Fund	Robert A. Lee	4/$3,586.9	1/$58.7	8,784/$5,363.4
	Andrew H. O’Brien	4/$3,586.9	1/$58.7	46/$2,741.3

+       Total net assets are in millions.

*       The amounts shown are as of November 30, 2010.

**     Included in the number of accounts and total net assets are 2 accounts with respect to which the management fee is based on the performance of the accounts; such accounts total approximately $88.9 million in assets.

3.	The following replaces the rows of the table regarding the High Yield Fund, Income Fund, and Short Duration Income Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” in the statement of additional information:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Fund	Steven F. Rocco*			X
	Christopher J. Towle			X
Income Fund	Robert A. Lee					X
	Andrew H. O’Brien		X
Short Duration Income Fund	Robert A. Lee					X
	Andrew H. O’Brien					X
* The amount shown is as of December 20, 2010.

Please retain this document for your future reference.

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